UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Definitive Proxy Statement Pursuant to Section 14(a) of the Securities
 Exchange Act of 1934 (Amendment No. )

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Soliciting Materials Pursuant to §240.14a-12

HAWK SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

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HAWK SYSTEMS, INC.

2385 NW Executive Center Drive, Suite 100
Boca Raton, FL 33431
(561) 962-2885

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NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 14, 2011

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 14, 2011:
THE PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT

 https://www.iproxydirect.com/HWSY
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To our Stockholders:

The 2011 Annual Meeting of Stockholders of Hawk Systems, Inc. (the “Company”) will be held at the Boca Raton Marriott, 5150 Town Center Circle, Boca Raton, Florida 33486 on Monday, February 14, 2011, beginning at 9:00 A.M., local time, for the following purposes:

1.	To elect our directors to hold office for a term of one year until our 2012 annual meeting of stockholders; and

2.	To transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

Stockholders of record as of the close of business on December 27, 2010 are entitled to vote their shares by proxy or at the meeting or any postponement or adjournment thereof.  This proxy statement is first being mailed on or about December 29, 2010 to all stockholders of record as of December 27, 2010.

By Order of the Board of Directors,

/s/ David Coriaty
David Coriaty
Director

Boca Raton, Florida
December 29, 2010

YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED RETURN ENVELOPE OR VOTE OVER THE INTERNET FOLLOWING THE INSTRUCTIONS ON THE PROXY AS SOON AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO EXECUTE A PROXY CARD OR VOTE OVER THE INTERNET MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

HAWK SYSTEMS, INC.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	13

INDEPENDENT AUDITORS	14

OTHER BUSINESS	14

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2012 ANNUAL MEETING	15

HOUSEHOLDING OF ANNUAL MEETING MATERIALS	15

ADDITIONAL INFORMATION	15

2011 ANNUAL MEETING OF STOCKHOLDERS
OF
HAWK SYSTEMS, INC.

2385 NW Executive Center Drive, Suite 100
Boca Raton, FL 33431(561) 962-2885

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PROXY STATEMENT
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This proxy statement contains information related to our 20101 annual meeting of stockholders to be held on Monday, February 14, 2011, beginning at 9:00 A.M., local time, at the Boca Raton Marriott, 5150 Town Center Circle, Boca Raton, Florida 33486, and at any adjournments or postponements thereof. The Company expects to provide notice and electronic delivery of this proxy statement and the enclosed proxy to stockholders on or about December 29, 2010, in connection with the solicitation of proxies by the board of directors of the Company.

ABOUT THE MEETING

What is the purpose of the Annual Meeting?

At the annual meeting, stockholders will vote (i) to elect directors to hold office for a term of one year until our 2012 annual meeting of stockholders; and (ii) any other matters that properly come before the meeting.

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, December 27, 2010, are entitled to receive notice of the annual meeting and to vote the shares of our Common Stock they held on that date at the meeting or any postponement or adjournment of the meeting. Each outstanding share of Common Stock entitles its holder to cast one vote on each matter to be voted upon.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in “street name” (that is, through a broker or other nominee), you will need to bring evidence of your share ownership, such as a copy of a brokerage statement, reflecting your stock ownership as of the record date and valid picture identification.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the meeting will constitute a quorum, permitting the meeting to conduct its business. As of the record date, December 27, 2010, 90,868,950 shares of our Common Stock, held by approximately 327 stockholders of record, were issued and outstanding. The number of stockholders is solely based upon the count our transfer agent provided us as of that date. This number does not include: (i) any beneficial owners of Common Stock whose shares are held in the names of various dealers, clearing agencies, banks, brokers and other fiduciaries, or (ii) broker-dealers or other participants who hold or clear shares directly or indirectly through the Depository Trust Company, or its nominee, Cede & Co.

If less than a majority of outstanding shares entitled to vote are represented at the meeting, then the holders of a majority of the shares of the capital stock of the Company who are present at the meeting, in person or by proxy, may adjourn the meeting from time to time until holders of a quorum of the shares of the capital stock shall attend.  At any such  adjourned meeting at which a quorum is  present, any business may be transacted which might have been transacted at the meeting as originally scheduled.

What is the Notice of Electronic Availability of Proxy Statement?

As permitted by Securities and Exchange Commission rules, we are making this proxy statement and our annual report available to our stockholders electronically via the Internet. On or about December 29, 2010, we expect to be mailing to our stockholders a Notice of Electronic Availability of Proxy Statement (“Notice”) containing instructions on how to access this proxy statement and our annual report and vote online. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the proxy statement and annual report. The Notice also instructs you on how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Notice.

 How do I vote?

Stockholders can vote in person at the annual meeting or by proxy. There are two ways to vote by proxy:

●	By Internet — You can vote over the Internet at www.iproxydirect.com/HWSY by following the instructions on the Notice or proxy card; or

●	By Mail — If you received your proxy materials by mail, you can vote by mail by signing, dating and mailing the enclosed proxy card.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on February 13, 2011. If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet voting will also be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

If you vote by proxy, the individuals named on the proxy card will vote your shares in the manner you indicate. You may specify whether your shares should be voted for all of the nominees for director or withheld for the nominees for director.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our board of directors. The board recommends a vote:

●	for the election of the director nominees.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by: (1) delivering to us a signed proxy card with a date later than your previously delivered proxy, (2) voting in person at the annual meeting, (3) granting a subsequent proxy through the Internet, or (4) sending a written revocation to us. Your most current proxy card or Internet proxy is the one that is counted. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What vote is required to approve each item?

Proposal 1 for Election of Directors. The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the meeting by the holders of Common Stock (one vote per share) is required for the election of directors. A properly executed proxy marked “VOTE WITHHELD ” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Stockholders do not have the right to cumulate their votes for directors.

Other Items. For any other business brought before the annual meeting, provided that a quorum is present, the affirmative vote of a majority of the votes cast, either in person or by proxy, at the annual meeting by the holders of Common Stock (one vote per share) is required for approval. A properly executed proxy marked “ABSTAIN ” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have no effect on the outcome of the item.

The board of directors does not know of any other matters that may be brought before the annual meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees for election to the board of directors. In the event that any other matter should come before the annual meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their discretion.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some or all of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

Who pays for the preparation of the proxy?

We will pay the cost of preparing, assembling and mailing the Notice, and for those who request a printed copy of the proxy materials, the notice of meeting, proxy statement and enclosed proxy card. In addition to the use of mail, our employees and agents may solicit proxies personally and by telephone. Our employees and agents will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses incurred in connection with these activities.

The Company expects to provide the Notice and electronic delivery of this proxy statement and the enclosed proxy, to stockholders on or about December 29, 2010. We will mail a printed copy of our proxy statement, annual report and form of proxy, free of charge, to any stockholders who request a paper copy of the proxy materials. You should review the proxy statement information in conjunction with our 2009 Annual Report on Form 10-K (the “2009 Annual Report”). Our corporate headquarters are located at 2385 NW Executive Center Drive, Suite 100, Boca Raton, FL 33431, and our telephone number is (561) 962-2885. A list of stockholders entitled to vote at the annual meeting will be available at our corporate offices, during normal business hours, for a period of ten days prior to the meeting and at the meeting itself for examination by any stockholder.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information with respect to the beneficial ownership of our Common Stock as of December 27, 2010, for: each person known by us to beneficially own more than 5% of our Common Stock; each of our named executive officers; our directors and director nominees; and all of our executive officers and directors as a group.

As used in the tables, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). The percentage shown is based on 90,868,950 shares of Common Stock issued and outstanding as of December 27, 2010. In computing the number and percentage of shares beneficially owned by a person, shares of Common Stock subject to options and/or warrants currently exercisable, or exercisable within 60 days, are counted as outstanding, but these shares are not counted as outstanding for computing the percentage ownership of any other person.

Title of Class	Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class (2)
Security Ownership of Management:
Common Stock	Douglas Scott	0	0.0%
Common Stock	David Coriaty	12,297,510	13.5%
Common Stock	Antonio De Risi	6,000,000	6.6%
Common Stock	Edward Sebastiano	4,462,283	4.9%
Common Stock	Mark Spanakos	8,000,000	8.8%
Common Stock	James Liantonio	2,000,000	2.2%
	Officer & Directors as a Group (6 persons)	32,759,793	36.1%
Security Ownership of Director Nominees:
Common Stock	Todd Newberry	0	0.0%
Common Stock	Edward Dingler	0	0.0%
Security Ownership of Certain Beneficial Owners:
Common Stock	Michael Diamant (3)	10,893,519	11.0%
Common Stock	The Tucker Family Spendthrift Trust (4)	7,076,505	7.8%
Common Stock	Joseph A. Infante (5)	6,100,000	6.7%
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(1)	Unless otherwise noted, the principal address of each of the directors and officers listed above is c/o Hawk Systems, Inc., 2385 NW Executive Center Drive, Suite 100, Boca Raton, FL 33431.

(2)
Assuming 90,868,950 shares of Common Stock issued and outstanding as of December 27, 2010. With respect to any securities not outstanding which are subject to such options, warrants, rights or conversion privileges, such shares are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person but are not deemed to be outstanding for the purpose of computing the percentage of the class by any other person.

(3)
The stockholder’s address is 11182 Seagrass Circle, Boca Raton, FL 33498.  The amount disclosed includes an option to purchase 8,000,000 shares of the Company’s Common Stock at an exercise price of $0.36 per share, exercisable for a period of five (5) years from May 12, 2010.

(4)
As reported on Schedule 13D filed with the SEC on March 3, 2010 by the reporting person and after giving effect to the 1-for-6 reverse split.  The stockholder’s address is 7359 Ballantrae Ct., Boca Raton, FL 33496. This amount includes 6,416,500 shares of Common Stock which were received upon conversion of 64,165 shares of Series B Preferred Stock subsequent to the filing of the Schedule 13D. The Company cannot confirm whether the stockholder has disposed of any of these securities due to the fact that no subsequent Schedule 13D has been filed with the SEC.  Leonard Tucker and Michelle Tucker are co-Trustees of The Tucker Family Spendthrift Trust (the “Trust”) and may be deemed to have beneficial ownership of the securities owned by the Trust.

(5)	The stockholder’s address is 105 Narcissus Avenue, Suite 503, West Palm Beach, FL 33401.

CHANGE OF CONTROL

On February 19, 2009, pursuant to the terms of an Agreement and Plan of Merger (the “Merger Agreement”) between the Company (formerly known as Explorations Group, Inc.), Hawk Acquisition Corp., a wholly-owned Florida subsidiary of the Company (“Hawk Acquisition”) and Hawk Biometric Technologies, Inc., a Florida corporation (“Hawk Biometric”), Hawk Acquisition merged with Hawk Biometric (“Merger”). Pursuant to the Merger, Hawk Biometric was the surviving entity and became a wholly-owned subsidiary of the Company.  As consideration for the Merger, each issued and outstanding share of Hawk Biometric Class A and Class B common stock was converted into .02 shares of the Company’s Series B Preferred Stock.  Each share of Series B Preferred Stock was convertible into one hundred (100) shares of the Company’s Common Stock at any time, at the option of the holder, and automatically converted into Common Stock on April 8, 2010, which was the day following the completion of the Company’s 1 for 6 reverse split of its issued and outstanding Common Stock.  The conversion ratio of the Series B Preferred Stock was not subject to adjustment upon the occurrence of the reverse split.  Accordingly, on April 8, 2010,  the 587,347 shares of Series B Preferred Stock issued in the Merger and outstanding on that date automatically converted into 58,734,700 shares of Common Stock.

PROPOSAL 1 – ELECTION OF DIRECTORS

Our board of directors is responsible for managing our business and affairs. Our current bylaws provide that  our board of directors must consist of not less than one director and that the board has the authority, from time to time, to increase  the number of directors  or to decrease it to not less than one member, provided that no decrease in the number of directors will deprive a serving director of the right to serve throughout the term of his or her election.  The board of directors presently has six members, of which two are nominees for the board of directors for 2011.  The remaining four board members will serve until the 2011 annual meeting when their successors are duly elected.

Director Nominees.

The board has nominated Messrs. Douglas Scott, James Liantonio, Todd Newberry and Edward Dingler to be elected as directors at the 2011 annual meeting. The board proposes that each of the directors serve for a one-year term to expire at the 2012 annual meeting.  The other current members of the board of directors, Messrs. David Coriaty, Antonio De Risi, Edward Sebastiano and Mark Spanakos will no longer be on the board of directors once their successors are duly elected.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the director nominees named in this proxy statement. If Messrs. Scott, Liantonio, Newberry or Dingler are unable or unwilling to serve as a director at the time of the annual meeting, the proxies will be voted for such other nominee as shall be designated by the current board of directors to fill any vacancy or to otherwise appoint a replacement nominee. The nominees have consented to being named in the proxy statement and to serve if elected. We have no reason to believe that the nominees will be unable or unwilling to serve if elected as directors.

Directors

The business experience for the past 5 years, unless otherwise indicated, of each member of the board of directors and director nominees are set forth below. There are no family relationships among any of our directors. There are no other nominees for director known to us at this time.

Name	Age	Present Term Expires	Position
Douglas G. Scott	47	2011	Interim Chief Executive Officer, Director and Director Nominee
David Coriaty	41	2011	Director
Antonio De Risi	43	2011	Director
Edward Sebastiano	53	2011	Director
Mark Spanakos	51	2011	Director
James Liantonio	53	2011	Director and Director Nominee
Todd Newberry	44	-	Director Nominee
Edward Dingler	28	-	Director Nominee

Director Nominees

Douglas G. Scott.  Mr. Scott has served as the Company’s interim chief executive officer since August 2010 and as a member of the board of directors since May 2010.  Mr. Scott has over 20 years experience in the tactical and civilian telecommunications industry after serving as a Cryptologist/Linguist and Airborne Intercept Operator in the United States Navy. Since November 2009, Mr. Scott has served as president and director of Freedom Renewable Energy Corp., a company that is in the business of renewable energy technology marketing, sales, distribution, implementation, operation and maintenance.  Mr. Scott also served as chief executive officer of Global Waste to Energy, Ltd. and president of Americas Waste to Energy, Inc. prior to their merger with Freedom Renewable Energy Corp. in February 2010.  Prior to that, from May 2007 to July 2008, Mr. Scott served as a director of international sales and strategic partnerships for Fulcrum Technologies, Inc., an asset infrastructure life cycle management company, where he was responsible for the management and expansion of multinational accounts requiring Sarbanes Oxley 404 third party validation of network assets.  From January 2006 to April 2007, Mr. Scott served as chief executive officer of Rauch Allied, LLC, a company that provides technology consulting, training and advisory services to friendly governments in counter terrorism operations, border security, prison system upgrades, tactical network/signals monitoring, tracking and denial of service to special operations teams supporting capture of specific targets. Mr. Scott currently serves as a board adviser to Rauch.  From May 2005 to January 2006, Mr. Scott served as a consulting account director for the Telefónica LATAM Account at Actix, Inc., a company that provides automated network performance engineering and network status management systems to mobile network operators.  From May 2004 to March 2006, Mr. Scott served as vice president global business development at Infiniroute Networks, Inc., a global Voice-Over-Internet-Protocol (VOIP) tiering portal for Tier 1 and Tier 2 operators, where Mr. Scott directed VOIP related global business development strategy and managed the global sales of the company’s Managed VOIP Platform (MVP) including the related suite of software products and services. Mr. Scott graduated magna cum laude from the University of North Carolina in 1995, where he earned a Bachelor of Arts in Spanish/International Relations. Mr. Scott is also certified in Advanced Hebrew Language, Radio Frequency and Cryptology Training, Technical Computer and Satellite Systems Training from the Naval Technical Training Command.  The particular experience, qualifications, attributes or skills that led the board to conclude that Mr. Scott should serve as a member of the board of directors included his extensive military background and experience.

James Liantonio.  Mr. Liantonio has served as a member of the board of directors since September 2010.  Liantonio has 25 years of experience in the automotive service industry.  Mr. Liantonio is currently the chief operating officer of FIST Enterprises, LLC, the Company’s exclusive distributor.  From 2009 to 2010, Mr. Liantonio served as fixed operations director at the automotive dealership, Maroone Chevrolet in Ft. Lauderdale/Delray Beach, Florida, where he was responsible for directing service and parts operations, as well as the hiring of staff.  He would work with service associates in order to improve the dealership’s Consumer Satisfaction Index (“CSI”) and overall profitability and implemented policies and procedures to maintain and increase the owner base as loyal return clients.  Prior to that, from 2005 to 2009, Mr. Liantonio served as fixed operations director at the automotive dealership, Maroone Cadillac in West Palm Beach, Florida, where he was responsible for directing service and parts operations and was involved in increasing the dealership’s CSI to number 1 in the region and maintained its CSI in the top 10 in the Florida zone.  Prior to that, from 2001 to 2005, Mr. Liantonio served as fixed operations director at the automotive dealership, Coral Cadillac/Hummer in Pompano Beach, Florida where he was responsible for directing service and parts operations and was involved in increasing the dealership’s CSI to above zone levels and improving gross profit by among other things, decreasing expenses by modeling the departments and matching staff to the model.  Prior to that, from 1987 to 2001, Mr. Liantonio served initially as service manager and was subsequently promoted to fixed operations director at the automotive dealership Bayview Cadillac in Ft Lauderdale, Florida.  From 1985 to 1987, Mr. Liantonio served as a service advisor at the automotive dealership Towne Cadillac in Union City, New Jersey.  The particular experience, qualifications, attributes or skills that led the board to conclude that Mr. Liantonio should serve as a member of the board of directors included his extensive automotive industry experience.

Todd Newberry.  Mr. Newberry has 25 years experience in designing, engineering, and manufacturing electronic devices that serve the security, law enforcement, and military sectors. As president of Newberry Information Systems, Inc. and a founding partner of Securestar Technologies, Inc. from August 1998 through July 2005, he managed the development and deployment of digital closed circuit television recording and transmission systems, tracking systems utilizing GPS Receivers mated to satellite transceivers, UHF and VHF RF transceivers, cellular transceivers, and tracking via active RFID deployment. Access and asset control projects utilizing biometric recognition and multifactor authentication were also successfully completed. During his tenure with the City of Mansfield, Ohio from March 1991 to the present, he has served as technical services director where he has designed and implemented multiple data and voice networks and enterprise applications in a mission critical environment. Mr. Newberry has also served as the president of Newberry Consulting Services since January 2006, a company that works with a wide variety of clients providing custom solutions for their security needs, where he was responsible for the design, manufacture, installation, and maintenance of security electronics. Mr. Newberry has also served as vice president of The Public Data Management Company since July 2009, a company which provides IT services to small and medium sized municipal entities that do not have a full time IT staff, where he was responsible for sales and engineering.  The particular experience, qualifications, attributes or skills that led the board to conclude that Mr. Newberry should serve as a member of the board of directors included his extensive security, including biometric security, industry experience.

Edward Dingler.  Since January 1992, Mr. Dingler has been with the PGB divison of ICAP Securities USA, LLC, a FINRA registered broker-dealer, which handles the brokering of repurchase agreements, which are instruments that trade U.S. government securities in a secondary market. Mr. Dingler currently holds the position of Vice President, overseeing the daily operations of the trading desk. He was also on the team responsible for developing the electronic platforms used in today's trading. The particular experience, qualifications, attributes or skills that led the board to conclude that Mr. Dingler should serve as a member of the board of directors included his financial industry experience.

Other Directors

The terms of the following current directors will expire upon the election of the director nominees at our 2011 annual meeting:

David Coriaty.  Mr. Coriaty has been a member of the board of directors of the Company since February 2009.  Mr. Coriaty is one of the founders of Hawk Biometrics and one of the inventors of Hawk Biometrics’ patented technology.  Mr. Coriaty has launched multiple business ventures including internet start-ups and a sports representation agency that works with well-known NFL and MLB athletes.  The particular experience, qualifications, attributes or skills that led the board to conclude that Mr. Coriaty should serve as a member of the board of directors included his knowledge as founder of the Company and co-inventor of the Company’s technology.

Antonio DeRisi.  Mr. DeRisi has been a member of the board of directors of the Company since February 2009.  Mr. DeRisi has more than 20 years retail experience managing multiple retail locations in and around Montreal, Canada. Mr. DeRisi is currently the president of the Chamber of Commerce for the City of St. Leonard in Montreal, Canada.  He owns a distribution center that distributes all types of products, including food and non-food items, to retail stores and distributors throughout Canada.  Mr. DeRisi holds the Canadian equivalent of a bachelor of science in business administration from Dawson College located in Montreal, Canada.  The particular experience, qualifications, attributes or skills that led the board to conclude that Mr. DeRisi should serve as a member of the board of directors included his knowledge of the Company and his previous business management and distribution experience.

Edward Sebastiano.  Mr. Sebastiano has been a member of the board of directors of the Company since February 2009.  Mr. Sebastiano has more than 25 years of experience in the financial markets.  Since November 2007, he has been the president of, and a partner in, EPTrading Inc., a commodities trading company in New York City. Prior to that from January 2005, Mr. Sebastiano was the president and owner of Esco Commodities, also a commodities trading company in New York City. He is also the founder of GFA, a public relations and management company.  The particular experience, qualifications, attributes or skills that led the board to conclude that Mr. Sebastiano should serve as a member of the board of directors included his knowledge of the company and his financial industry experience.

Mark Spanakos.  Mr. Spanakos has been a member of the board of directors of the Company since February 2009.  Mr. Spanakos has experience in the financial markets and owns a seat on the New York Mercantile Exchange (NYMEX).  The particular experience, qualifications, attributes or skills that led the board to conclude that Mr. Spanakos should serve as a member of the board of directors included his financial industry experience.

Family Relationships

There are no family relationships between or among the directors, director nominees and executive officer of the Company.

Involvement in Legal Proceedings

To the best of the Company's knowledge, during the past ten years, none of the proceedings described in Item 401(f) of Regulation S-K occurred with respect to a present director or executive officer of the Company except that Mr. David Coriaty and Mr. Todd Newberry each filed for personal bankruptcy which was discharged in May 2004 and November 2005, respectively.

Other Legal Proceedings

On or about July 13, 2010, Mark Spanakos, a member of the board of directors of the Company, filed suit against the Company, its subsidiary Hawk Biometric, and the following other members of the board of directors, Messrs. David Coriaty, Edward Sebastiano, Antonio DeRisi, as well as the Company’s former chief executive officer, Michael Diamant (collectively, the “Defendants”), in the Circuit Court of the 15th Judicial Circuit in and for Palm Beach County, Florida, Case No. 502010CA017971XXXMB.  The complaint alleges breach of fiduciary duty, breach of duty of loyalty, corporate waste, fraud, conspiracy to commit fraud, and violation of Florida RICO.  The complaint is unclear as to the factual basis alleged to underlie the proceeding except for general allegations that the Defendants have engaged in improper conduct, including but not limited to allegations relating to false representations, solicitation of investor funds based on misrepresentation, waste of funds unrelated to business, waste of corporate assets, diverting corporate opportunities and other general allegations.  Mr. Spanakos seeks an unspecified amount of compensatory, actual, general damages and prejudgment interest, treble damages, and injunctive and equitable relief including a permanent and continuing injunction against future violations, a requirement that Messrs. Coriaty, Sebastiano, DeRisi and Diamant divest themselves of any interest in the Company and Hawk Biometric, and imposition of reasonable restrictions upon defendants from their future involvement in investments and related businesses.  On August 18, 2010, counsel for Hawk Biometric filed a motion to dismiss arguing that the complaint was fatally defective on a number of counts, lack of standing, lack of specificity, and failure to state a cause of action, among others.  As of November 15, 2010, all named defendants had responded to the complaint and were awaiting the court’s decision on the motion to dismiss. We believe that Mr. Spanakos’ allegations are without merit and intend to vigorously defend against the lawsuit.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT AS DIRECTORS.

BOARD OF DIRECTORS

How often did the Board meet during 2009?

During 2009, the board of directors held three meetings. During 2009, none of the director nominees served on the board.  The Company does not have a formal policy with regard to board members’ attendance at the annual meeting of stockholders.

What committees has the Board established?

The board of directors has not yet established an audit committee, a compensation committee or a nominating committee.  Currently, the full board of directors fulfills the function of those committees.

Independence of the Board of Directors

The board of directors does not currently include any independent directors. It is anticipated that the nominees, Messrs. Newberry and Dingler, if elected, will likely be deemed by the board to be independent directors based on the independence standards contained in the Marketplace Rules of the NASDAQ Stock Market, although such standards do not currently apply to the Company. In making its determination, the board of directors would consider, among other things, the lack of relationships or transactions in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, between the Company and Messrs. Newberry and Dingler.

Nominating Committee

As of this time, we do not have a standing nominating committee, or a nominating committee charter. Our board of directors believes the full board can adequately perform the functions of a nominating committee. The board of directors identifies director candidates through numerous sources, including recommendations from directors, executive officers and our stockholders. The board of directors seeks to identify those individuals most qualified to serve as board members and will consider many factors with regard to each candidate, including judgment, reputation, integrity, diversity, prior experience, the interplay of the candidate’s experience with the experience of other directors and the candidate’s willingness to devote the time and effort required for board responsibilities.

The board of directors will consider properly submitted stockholder recommendations for director candidates. Director candidates recommended by stockholders are given the same consideration as candidates suggested by directors and executive officers. The board has the sole authority to select, or to recommend, the nominees to be considered for election as a director. The officer or director  presiding over the stockholders meeting, in such person’s sole and absolute discretion, may reject any nomination not made in accordance with the procedures outlined in this proxy statement and our bylaws. Under our bylaws, a stockholder who desires to nominate directors for election at a stockholders meeting must comply with the procedures summarized below. Our bylaws are available, at no cost, at the SEC’s website,  http://www.sec.gov  (provided in Exhibit 3.4 to our registration statement on Form 10-SB, as filed with the SEC on August 20, 2002), or upon a stockholder’s written request directed to Mr. David Coriaty, director, at the address given on page 1 of this proxy statement. See “ — Stockholder Nominations” below for a description of the procedures that must be followed to nominate a director.

Stockholder Nominations

Our bylaws provide that subject to compliance with requirements imposed under Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), proposals by stockholders for action at an annual meeting must be submitted to the Company’s principal executive offices so that they are received thereat on or before the 120th day prior to the annual anniversary of the last preceding annual meeting, unless such proposal relates to the nomination of directors, in which case it must be submitted to the Company’s principal executive offices so that the name, address, telephone number and if available, fax number and e-mail address of the nominee, together with biographical data covering the nominees activities during the preceding five years satisfying the disclosure requirements of Regulation SK are received thereat on or before the 60th day prior to the time that the Company first files materials with the SEC pertaining to such meeting on either Schedule 14A or 14C promulgated under authority of the Exchange Act.  Delivery of the nomination should be made by hand, or by certified or registered mail, return receipt requested.

We may require any proposed nominee to furnish such other information as may reasonably be required by us to determine the eligibility of such proposed nominee to serve as a director. The chairman of the meeting at which a stockholder nomination is presented shall, if the facts warrant, determine and declare to the meeting that such nomination was not made in accordance with the procedures prescribed by our bylaws, and, in such event, the defective nomination will be disregarded.

Director Nomination Criteria and Process

The full board of directors will review qualified nominees and decide whether to invite the nominee to join the board. The board believes that greater diversity leads to better corporate governance and that potential nominees should possess a diverse and extensive background of knowledge and both professional and life experience that can support growth, evaluate risk and provide sufficient oversight to the Company. Nominees for director will be selected on the basis of the diversity they bring to the board, outstanding achievement in their professional careers, broad experience, wisdom, character, integrity, ability to make independent, analytical inquiries and intelligent decisions, sound mature business judgment, understanding of the business environment, willingness to devote adequate time to board duties and ability to collaborate effectively at the board level. The board further believes that each director should have a basic understanding of (i) the principal operational and financial objectives and plans and strategies of the Company, (ii) the results of operations and financial condition of the Company and of any business segments, and (iii) the relative standing of the Company and its business segments in relation to its competitors.

To date, the Company has not paid a fee to any third party or parties to identify or evaluate or assist in the identifying or evaluating potential nominees.

Board of Directors Leadership Structure and Role in Risk Oversight

Our board of directors does not presently have a designated chairman of the board. The board believes that it is in the best interest of the Company and its stockholders to allow for different members of the board of directors to lead the board during its meetings.  In the past, the Company’s current interim chief executive officer and director, Mr. Douglas G. Scott, as well as Mr. David Coriaty, the Company’s former chairman and current director, and Mr. Michael Diamant, the Company’s former chief executive officer and former director, have alternately lead board meetings and discussions. As necessary, each individual's knowledge of the issues, opportunities and challenges facing the Company has been leveraged through their leadership of a particular board meeting.  The board has felt that these individuals in the past have been best positioned to communicate the issues at hand to the other directors and to efficiently develop and lead agendas that ensure that the board’s time and attention are focused on the most critical matters. Due to the lack of independent directors, the board did not have any individual as a lead independent director although one may be appointed once independent directors are elected to the board. The board retains the authority to review and modify this leadership structure as it may deem appropriate from time in the best interests of the Company’s stockholders.

As part of its independent oversight function, the board reviews and monitors financial, strategic and operational risk through annual and periodic reviews with management. The board, in collaboration with management, has primary responsibility for monitoring financial reporting risk.  Periodically the board reviews the Company’s business strategy including financial, operational and regulatory risks facing the Company and the Company’s plans to mitigate these risks.

The full board of directors monitors risks associated with the Company’s overall financial reporting and among its responsibilities is a review of risk assessment and management and significant risks or exposures. In addition, the board of directors has a responsibility to assess the steps management has taken to minimize such risks. The full board of directors also has the responsibility to review the effectiveness and integrity of the Company’s financial reporting processes and the Company’s internal control structure (including both disclosure controls and procedures and internal control over financial reporting).

REPORT OF THE AUDIT COMMITTEE

The following report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Exchange Act of 1934, as amended.

The full board of directors currently acts as the Company’s audit committee in the oversight of our accounting, auditing and financial reporting practices. Management is responsible for our financial reporting process, including our system of internal controls, and for the preparation of our financial statements in accordance with generally accepted accounting principles. Our independent auditors are responsible for auditing those financial statements.

For purposes of this report, “audit committee” refers to the full board of directors of the Company.  It is the responsibility of the audit committee to monitor and review these processes. It is not the audit committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. The audit committee may not be, and may not represent itself to be or serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. The audit committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditors included in their report on our financial statements. The audit committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s considerations and discussions with management and the independent auditors do not assure that our financial statements are presented in accordance with generally accepted accounting principles, that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards or that our independent accountants are in fact “independent.”

In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements for fiscal 2009 with management, including the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee reviewed the financial statements for fiscal 2009 with the independent auditors and discussed with them the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended, including the auditors’ judgments as to the quality, not just the acceptability, of our accounting principles. The audit committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on its review and discussions with management and the independent accountants, and subject to the limitations on its role and responsibilities described above, the audit committee recommended to our board of directors, and the board of directors approved, that the audited financial statements be included in our annual report for the year ended December 31, 2009.

Submitted by the Board of Directors.

EXECUTIVE COMPENSATION

Narrative Description of Determination of Executive and Director Compensation

Our compensation philosophy is to provide our executive officers listed in the summary compensation table with compensation packages that attract, retain, reward and motivate them. Therefore, our board of directors generally constructs compensation packages that take into account those of executive officers with similar positions in comparable companies, linking the performance of the company and individual performance and designed to align the interests of the executive officers with those of our stockholders. Our compensation philosophy is also designed to reinforce a sense of ownership in the company, urgency with respect to meeting deadlines and overall entrepreneurial spirit and to link rewards to measurable corporate performance metrics.

While the board of directors seeks to provide compensation packages that are competitive within our markets and the technology industry, in general, it does not utilize an established peer group in our industry and does not set compensation levels based on any predetermined benchmarks for total compensation or any individual element of compensation. Management of the Company reviews our performance on a regular basis using a variety of financial and non-financial metrics.  Management compares actual results against goals and budgets to take appropriate actions in order to improve performance.  Members of management are essential in providing input concerning the effectiveness of the executive compensation program, selection of performance criteria, financial performance of the Company, and performance of individual executives.

Although the board of directors may engage compensation consultants (and other advisors) as it deems appropriate to assist with the performance of its compensation committee duties, the board has not used an independent advisor concerning executive compensation in the past.

Certain compensation adjustments are made pursuant to an executive officer’s employment terms established at the time he or she is hired or as time progresses and the board of directors deems appropriate.

2009 Summary Compensation Table

The following table sets forth certain information relating to the compensation paid to (i) Michael Diamant, our former chief executive officer and director, (ii) David Coriaty, a member of our board of directors and former president, chief executive officer, and chairman, and (iii) Robert McCann III, our former chief executive officer (collectively, the “named executive officers”), during our fiscal years ended December 31, 2009 and 2008.

Name and Principal Position	Year	Salary ($)		Option Award(s) ($)		Total ($)
Michael Diamant, Former Chief Executive Officer and Director (1)	2009	—		—		—
	2008	—		—		—
David Coriaty, Director and Former President, Chief Executive Officer and Chairman (2)	2009	500,000	(3)	—		500,000
	2008	252,363		—		252,363
Eric Brown, Former Chief Executive Officer, Chief Financial Officer and Director	2009	—		—		—
	2008	50,000	(4)	—		50,000
Robert E. McCann, Former Chief Executive Officer (5)	2009	90,211		0	(6)	90,211
	2008	—		—		—

———————
(1)  Mr. Diamant was appointed chief executive officer in December 2009, effective January 15, 2010, and did not receive any compensation as our executive officer during the fiscal year ended December 31, 2009.  Mr. Diamant resigned from his positions as chief executive officer and member of the board of directors effective July 26, 2010.

(2)  Mr. David Coriaty was appointed president and chief executive officer in February 2009 and resigned from both positions in May 2009.  Mr. Coriaty was also appointed executive chairman in May 2009 and resigned from the position in September 2009.

(3)  Includes deferred compensation in the aggregate amount of $231,566, which as subsequently paid through the issuance of restricted common stock.

(4)  This amount is accrued but not paid.

(5)  Mr. Robert McCann was appointed chief executive officer in May 2009 and terminated in October 2009.

(6)  In connection with Mr. McCann’s termination on October 28, 2009, we cancelled his stock option to purchase 7,800,000 shares of Common Stock at an exercise price of $0.16 per share which had previously been granted in May 2009.

Narrative Disclosure to 2009 Summary Compensation Table

Michael Diamant Employment Agreement

On December 15, 2009, we entered into entered into an Employment Agreement with Mr. Michael Diamant (the “Diamant Agreement”), which was amended on January 19, 2010, pursuant to which Mr. Diamant was hired to serve as our Chief Executive Officer.  The term of the Diamant Agreement commenced on January 15, 2010 for a one (1) year term which would automatically extend for subsequent one (1) year periods unless either party notified the other not later than sixty (60) days prior to the then current expiration date that such party did not intend for the Diamant Agreement to automatically extend. Pursuant to the terms of the Diamant Agreement, Mr. Diamant became entitled to receive a signing bonus equal to $160,000 and an annual salary equal to $500,000, payable in equal monthly installments.  In addition, in accordance with the Diamant Agreement, on May 12, 2010, Mr. Diamant received an option to purchase 8,000,000 shares of our Common Stock (calculated on a post-Reverse Split basis) at an exercise price equal to $0.36. The option may be exercised for a term of five (5) years and was be fully vested and non-cancellable at the time of the grant. The Diamant Agreement further provided for an annual bonus opportunity of up to $200,000 during each year of the term of the Diamant Agreement based upon performance criteria to be established jointly by the Compensation Committee and Mr. Diamant within sixty (60) days of the commencement of the Diamant Agreement and approved by our board of directors each year.  The Company had the right to terminate the Agreement at any time and Mr. Diamant could terminate the Agreement by delivery of written notice to the Company at least sixty (60) days prior to the termination date.  On March 29, 2010, the Board of Directors approved a modification to the Diamant Agreement for 2010, whereby Mr. Diamant’s base salary was modified from $500,000 per annum payable in cash to $400,000 per annum payable in cash and $100,000 payable in Common Stock and Mr. Diamant’s signing bonus was modified from $160,000 payable in cash to $80,000 payable in cash and $80,000 payable in Common Stock.  On May 19, 2010, we entered into a second amendment to the Diamant Agreement reflecting the modification of Mr. Diamant’s base salary to $400,000 per annum payable in cash and $100,000 payable in Common Stock (“Diamant Second Amendment”).  On May 17, 2010, our Board of Directors approved the issuance of 1,176,471 shares of restricted Common Stock to Mr. Diamant as payment in full for the $160,000 signing bonus owed to him under the Diamant Agreement.  The conversion rate was based on the previous five trading day’s closing price (through May 14, 2010) of $0.17 per share, with a 20% discount for restricted securities, resulting in an effective conversion rate of $0.136.  On June 30, 2010, the Board of Directors of the Company approved the issuance of 2,893,519 shares of restricted Common Stock to Mr. Diamant in exchange for approximately $208,333 in compensation owed to him through June 30, 2010 under his employment agreement.  The conversion rate was based on the average of the previous five trading day’s closing price (through June 29, 2010) of $0.09 per share, with a 20% discount for restricted securities, resulting in an effective conversion rate of $0.072.  On July 26, 2010, Mr. Diamant notified the board of directors of the Company of his intention to resign from his positions effective immediately.

The foregoing description of the Diamant Agreement, as amended, is qualified in its entirety by the full text of the Diamant Agreement, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on December 29, 2009, the full text of the Diamant Amendment which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on January 20, 2010, and the full text of the Diamant Second Amendment which was filed as Exhibit 10.16 to the Quarterly Report on Form 10-Q filed with the SEC on May 20, 2010, each of which are incorporated herein by reference.

David Coriaty Employment Agreement

On May 1, 2009, we entered into an Employment Agreement with Mr. David Coriaty (the “Coriaty Employment Agreement”), which was amended on April 9, 2010 (the “Coriaty Amendment”, together with the Coriaty Employment Agreement, the “Coriaty Agreement”), pursuant to which Mr. Coriaty was hired to serve as our Chairman.  The term of the Coriaty Agreement commenced on May 1, 2009 for a one (1) year term which will automatically extend for subsequent one (1) year periods unless either party notifies the other not later than ninety (90) days prior to the then current expiration date that such party does not intend for the Coriaty Agreement to automatically extend. Pursuant to the terms of the Coriaty Agreement, Mr. Coriaty is entitled to receive an annual salary equal to $500,000, payable in equal monthly installments.  In addition, the Coriaty Agreement provides that Mr. Coriaty is entitled to convert any accrued but unpaid salary into shares of Common  Stock at a conversion price equal to the average closing bid price of the Common Stock on the twenty (20) trading days immediately prior to such conversion date or such price as our board of directors shall determine and Mr. Coriaty shall approve.  If the Coriaty Agreement is terminated for any reason, we would be required to pay Mr. Coriaty his earned and accrued salary plus all reimbursable expenses.

The description of the Coriaty Employment Agreement is qualified in its entirety by the full text of the Coriaty Employment Agreement, which was filed as Exhibit 10.1 to the Quarterly Report on Form 10-Q filed with the SEC on August 19, 2009 and the full text of the Coriaty Amendment which is filed as Exhibit 10.16 to the Annual Report on Form 10-K filed with the SEC on April 15, 2010, each of which are incorporated herein by reference.

Outstanding Equity Awards at December 31, 2009

There were no outstanding equity incentive awards held by our named executive officers as of December 31, 2009.

DIRECTOR COMPENSATION

None of the members of our board of directors received compensation for their services on the board of directors during the fiscal year ended December 31, 2009.

COMMUNICATIONS WITH STOCKHOLDERS

Anyone who has a concern about our conduct, including accounting, internal accounting controls or audit matters, may communicate directly with our board of directors. Such communications may be confidential or anonymous, and may be e-mailed or submitted in writing addressed care of Mr. Douglas G. Scott, Director, c/o Hawk Systems, Inc., 2385 NW Executive Center Drive, Suite 100, Boca Raton, FL 33431.

All such concerns will be forwarded to the appropriate directors for their review, and will be simultaneously reviewed and addressed by the proper executive officers in the same way that other concerns are addressed by us.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers, directors, and persons who own more than ten percent of a registered class of our equity securities to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors, and greater-than-ten-percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3, Forms 4, and Forms 5 furnished to us pursuant to Rule 16a-3 under the Exchange Act, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act during the year ended December 31, 2009 were timely filed, as necessary, by the officers, directors, and security holders required to file such forms, except for the following:

Mr. Michael Diamant filed an untimely Form 3;

Mr. David Coriaty filed a Form 5 as a result of his failure to file his initial Form 3 and a Form 4 with respect to one transaction;

Mr. Antonio DeRisi filed a Form 5 as a result of his failure to file his initial Form 3;

Mr. Edward Sebasiano filed a Form 5 as a result of his failure to file his initial Form 3;

Mr. Mark Spanakos filed a Form 5 as a result of his failure to file his initial Form 3;

C.L.R., Associates, Inc. filed a Form 5 as a result of its failure to file its initial Form 3 and a Form 4 with respect to nine transactions;

Grand Columbus Holding Inc. did not file a Form 4 with respect to three transactions;

Greystone Business Credit II, LLC filed an untimely Form 3;

Greystone Real Estate Holdings Corp. filed an untimely Form 3;

Greystone & Co. Holdings L.L.C. filed an untimely Form 3; and

Stephen Rosenberg 2004 Descendants' Trust filed an untimely Form 3.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On January 6, 2009, Mr. Edward Sebastiano, a member of the Company’s board of directors, issued a promissory note in the principal amount of $168,000 for the benefit of the Company for prior amounts loaned to him during 2008.  The note accrued interest at the rate of 11% per annum.  Monthly payments of interest only in the amount of $1,540 were due on the 15th day of each month beginning January 15, 2009.  The principal amount of the note and all accrued but unpaid interest was due on December 31, 2009.  On February 23, 2009, the board of directors of the Company agreed to extend the maturity date to December 31, 2010.  The note was secured by an interest in the 8,000,000 shares of the Company’s Common Stock owned by Mr. Sebastiano.  On the advice of counsel that securities regulations prohibited an outstanding loan from the Company to a member of the board of directors, on June 2, 2010, the board voted to foreclose on the collateral securing the note due to Mr. Sebastiano’s inability to repay the note.  As a result, on June 22, 2010, Mr. Sebastiano tendered 1,537,717 shares of Common Stock held by him to the Company for cancellation in exchange for the cancellation of the obligation under the note in the aggregate amount of $193,752, including accrued interest.

On September 16, 2009, the Company issued an unsecured promissory note in the principal amount of $50,000 to Mr. Mark Spanakos, a member of the Company’s board of directors. The note accrues interest at a rate of 12% per annum and all accrued and unpaid interest is due and payable on the date that is the earlier of (i) September 16, 2010, or (ii) ten (10) business days from the date of closing by the Company of any equity financing in the aggregate of not less than $750,000.

Effective January 31, 2010, the Company issued a promissory note to Mr. David Coriaty, a member of the Company’s board of directors, in the principal amount of $100,000 for previous loans provided to us in October 2009 for the payment of expenses.  The note accrued interest at the rate of 10% per annum and was payable at maturity on June 30, 2010.

Effective February 1, 2010, we issued a promissory note to Mr. Coriaty in the principal amount of $40,000 for loans provided to us in January 2010 for the payment of expenses.  The note accrued interest at the rate of 10% per annum and was payable at maturity on June 30, 2010.

Effective April 28, 2010, we issued a promissory note to Mr. Coriaty, a member of our board of directors, in the principal amount of $67,600 for loans provided to us during April 2010 for working capital.  The note accrued interest at the rate of 10% per annum and was payable at maturity on September 30, 2010.

Effective May 20, 2010, we issued a promissory note to Mr. Coriaty, in the principal amount of $25,000 for loans provided to us during April 2010 for working capital.  The note accrued interest at the rate of 10% per annum and was payable at maturity on September 30, 2010.

Effective July 8, 2010, the board of directors approved the conversion of a total of $886,075 owed to Mr. Coriaty (the “Coriaty Obligations”) through May 31, 2010 in outstanding loans and accrued interest, as well as accrued salary, into an aggregate of 8,843,427 shares of restricted Common Stock.  The conversion price of $.1008 per share was based on the average of the previous five trading day’s closing price (through June 1, 2010) of $0.126, with a 20% discount for restricted securities. The Coriaty Obligations consisted of:

	Original Amount	Loan Interest through 6/1/2010	Total with Interest	Number of Shares to Issue
Outstanding Loans provided in 2008 and 2009	$213,576.00		$213,576.00	2,118,810
April 28, 2010 Note	$67,600.00	$629.70	$68,229.70	676,882
January 31, 2010 Note	$100,000.00	$3,315.07	$103,315.07	1,024,951
February 1, 2010 Note	$40,000.00	$1,315.07	$41,315.07	409,872
May 20, 2010 Note	$25,000.00	$82.19	$25,082.19	248,831
2010 Salary through May 31, 2010	$208,333.33		$208,333.33	2,066,799
2009 Salary	$231,566.00		$231,566.00	2,297,282
Total	$886,075.33	$5,342.03	$891,417.36	8,843,427

Effective September 3, 2010, the Company issued a promissory note to Mr. Joseph Infante, a beneficial owner of more than 5% of the Company’s Common Stock, in the principal amount of $236,000 for loans provided to the Company for working capital.  The note accrues interest at the rate of 10% per annum and is payable at maturity on March 3, 2011.

Effective September 29, 2010, the Company entered into an exclusive distributor agreement with FIST Enterprises, LLC (“FIST”), an entity owned and controlled by Mr. Joseph Infante, a beneficial owner of more than 5% of the Company’s Common Stock, for an initial term of five (5) years.  Unless the agreement has been terminated prior to the expiration of the initial term, FIST has the option to renew the agreement for an additional term of five (5) years.  The agreement provides that FIST assumes the sole responsibility for the distribution, marketing and sale of the Company’s products to customers who have places of business in, and will initially use the Company's products in North America, South America and Puerto Rico.  The purchase price for the Company’s products by FIST is still under negotiation.

Mr. James Liantonio, a director nominee, is currently the chief operating officer of FIST.

As of September 30, 2010, the Company owed Mr. Coriaty an additional amount of approximately $114,097, which Mr. Coriaty had previously loaned to the Company for working capital, including the payment of expenses.  The loan is not interest-bearing and payable on demand.

From September through November 2010, Mr. Todd Newberry, a nominee for the board of directors, provided certain consulting services to the Company for which he has invoiced the Company an aggregate of approximately $5,870.  There is no formal agreement in place and as of the date hereof the invoice has not been paid.

Effective December 7, 2010, the Company entered into a non-exclusive license agreement with FIST for an initial term of five (5) years.  Unless the agreement has been terminated prior to the expiration of the initial term, FIST has the option to renew the agreement for an additional term of five (5) years.  The agreement grants FIST a limited, non-exclusive, non-assignable, non-transferable, non-sub licensable license during the term of the agreement to use the Company’s fingerprint identification technology and related software and documentation related to the second generation of the proprietary fingerprint identification system known as “AUTO PASS” (the “Technology”).  The agreement also grants FIST the right to make, have made, use, market and sell products containing or embodying the Technology, and any enhancements, including rights under any Company patents or copyrights relevant thereto (including after-acquired rights). FIST is to bear the entire expense of, and is responsible for, performing all work involved in the development and manufacturing of the products.  FIST is required to pay the Company a royalty based on the number of units sold during the term of the agreement, which royalty gradually decreases as the number of units increase beginning with $50.00 per unit if 1-100,000 units are sold and $30.00 per unit if more than 1 million units are sold.

Review, Approval or Ratification of Transactions with Related Persons

We believe that the terms of all of the above transactions are commercially reasonable and no less favorable to us than we could have obtained from an unaffiliated third party on an arm’s length basis. While we do not maintain a written policy with respect to related party transactions, our board of directors routinely reviews potential transactions with those parties we have identified as related parties prior to the consummation of the transaction. We also generally require that all related parties recuse themselves from negotiating and voting on behalf of the Company in connection with related party transactions.

INDEPENDENT AUDITORS

Our board of directors has appointed Liebman Goldberg & Hymowitz, LLP, to serve as our independent auditors. Representatives of Liebman Goldberg & Hymowitz, LLP are expected to be present at the annual meeting in person or telephonically to answer questions from stockholders, and will have an opportunity to make a statement if they wish to do so.

The board of directors has the power to approve in advance all services to be performed by the independent public accountants. Pre-approval may be granted by action of the full board of directors or, in the absence of such full board action, by a director designated for such determination, whose action shall be considered to be that of the entire board.

AUDIT AND NON-AUDIT FEES

The following presents fees for professional audit services rendered by Liebman Goldberg & Hymowitz, LLP for the audit of the Company’s annual financial statements for 2008 and 2009:

	2008	2009
Audit fees	$47,850	$37,000
Audit related fees	-	-
Tax fees	1,800	-
All other fees	-	52,000
Total	$49,650	$89,500

Audit Fees:  For 2008, consists of fees billed for professional services rendered for the audit of Explorations Group, Inc. (now known as Hawk Systems, Inc.) consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports in connection with statutory and regulatory filings or engagements, as well as the audit of Hawk Biometric’s financial statements for the period ended September 30, 2008 and fiscal year ended December 31, 2008.

For 2009, consists of fees billed for professional services rendered for the audit of Hawk Systems, Inc. consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports in connection with statutory and regulatory filings or engagements, as well as the audit of Hawk Biometric’s financial statements for the period from September 30, 2008 through December 31, 2008.

Tax Fees:  For 2008, consists of costs incurred in connection with tax compliance.

All Other Fees:  For 2009, consists of costs incurred in connection with the audit of the financial statements for a proposed acquisition.  The Company did not complete the acquisition.

OTHER BUSINESS

We know of no other business to be brought before the annual meeting. If, however, any other business should properly come before the annual meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2012 ANNUAL MEETING

For business to be properly brought before our 2012 annual meeting by a stockholder which is not included in our proxy materials or is outside of the Rule 14a-8 process, the stockholder must have given written notice thereof to the board of directors of the Company, delivered or mailed to and received at the principal executive offices of the Company not less than 120 days prior to the anniversary date of the immediately preceding annual meeting. Thus, the deadline for providing us with timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at our 2012 annual meeting of stockholders, will be October 17, 2011. As to all such proposals which we do not have notice on or prior to October 17, 2011, discretionary authority shall be granted to the persons designated in our proxy related to the 2012 meeting to vote on such proposals.

Stockholders interested in presenting a proposal in our proxy materials for consideration at our 2012 annual meeting of stockholders may do so by following the procedures set forth in our By-Laws as well as prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible for inclusion in our proxy statement and form of proxy relating to the meeting, stockholder proposals must be received by our board of directors no later than August 31, 2011. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.

After the October 17, 2011 deadline, a stockholder may present a proposal at our 2012 annual meeting of stockholders if it is submitted to our board of directors at the address below, but we are not obligated to present the matter in our proxy materials.

Should the 2012 annual meeting of stockholders be advanced or delayed by more than 30 days from February 14, 2012, we will inform stockholders of such change in our earliest possible quarterly report on Form 10-Q, or, if impracticable, by any means reasonably calculated to inform stockholders. If the 2012 annual meeting date is so modified, stockholders proposals will be considered timely if they are submitted within a reasonable time prior to the mailing of our proxy materials for the 2012 annual meeting.

Any stockholder proposals should be addressed to Mr. Douglas G. Scott, Director, Hawk Systems, Inc., at 2385 NW Executive Center Drive, Suite 100, Boca Raton, FL 33431.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements, annual reports and/or Notice of Internet Availability of Proxy Materials. This means that only one copy of the Company’s proxy statement, annual report or Notice of Internet Availability of Proxy Materials, as the case may be, may have been sent to multiple stockholders in a household. The Company will promptly deliver upon written or oral request, a separate copy of any such documents to a stockholder if such stockholder calls or writes to the Company at the following address or phone number: Investor Relations, Hawk Systems, Inc., at 2385 NW Executive Center Drive, Suite 100, Boca Raton, FL 33431; or 1-866-752-8683. If a stockholder wishes to receive separate copies of the Company’s proxy statement, annual report or Notice of Internet Availability of Proxy Materials, as the case may be, in the future, or if a stockholder is receiving multiple copies and would like to receive only one copy per household, the stockholder should contact his, her or its bank, broker or other nominee record holder. Alternatively, the stockholder may contact the Company at the above-referenced address or telephone number.

ADDITIONAL INFORMATION

A copy of our 2009 Annual Report is available to each stockholder in connection with this proxy statement. The 2009 Annual Report is not a part of the proxy solicitation materials.

We file reports and other information with the SEC. Copies of these documents may be obtained at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may also obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. Our SEC filings are also available on the SEC’s web site at  http://www.sec.gov  .

By Order of the Board of Directors,

/s/ David Coriaty
David Coriaty
Director

Boca Raton, FL
December 29, 2010

VOTING INSTRUCTIONS

VOTE BY INTERNET - www.iproxydirect.com/HWSY

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on February 13, 2011. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Hawk Systems, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Hawk Systems, Inc., c/o Issuer Direct Corporation, 500 Perimeter Park Drive, Suite D, Morrisville, North Carolina 27560.

HAWK SYSTEMS, INC.

2011 ANNUAL MEETING OF STOCKHOLDERS – FEBRUARY 14, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a stockholder of Hawk Systems, Inc. (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Messrs. Douglas Scott and David Coriaty, or either of them, proxies with power of substitution, for and in the name of the undersigned to attend the 2011 Annual Meeting of Stockholders of the Company to be held at the Boca Raton Marriott, 5150 Town Center Circle, Boca Raton, Florida 33486 on February 14, 2011 at 9:00 A.M., local time, or at any adjournment or postponement thereof, and there to vote, as designated below, all shares of common stock, $.01 par value per share (“Common Stock”), of the Company, which the undersigned would be entitled to vote if personally present at said meeting, all as described in the Proxy Statement dated December 29, 2010, the receipt of which, together with the Notice of Annual Meeting and the 2010 Annual Report is hereby acknowledged, as follows:

1.           To elect directors to hold office for a term of one year until our 2012 annual meeting of stockholders.

☐ FOR the nominees listed below:

Douglas G. Scott

James Liantonio

Todd Newberry

Edward Dingler

☐ VOTE WITHHELD for the nominees listed above.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS INDICATED, THE VOTE OF THE UNDERSIGNED WILL BE CAST “FOR” THE NOMINEES LISTED IN ITEM 1. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

DATED: ________________, 20__

_____________________________
SIGNATURE(S)

______________________________

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.